                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant / /

Filed by a Party other than the Registrant /X/

Check the appropriate box:

/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                         United Security Bancorporation
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                         UNITED SECURITY BANCORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 14, 1996

TO:  THE SHAREHOLDERS OF UNITED SECURITY BANCORPORATION

         Notice is hereby given that the annual meeting of shareholders of United Security Bancorporation, (the "Company") will be held at Quality Inn Oakwood, North 7919 Division, Spokane, Washington, on Tuesday, May 14, 1996, at 7:00 p.m., local time, for the following purposes:

         (1) To vote upon a proposal recommended by the Board of Directors to amend the Company's Articles of Incorporation to increase the authorized number of shares of common stock from 5,000,000 shares, no par value, to 15,000,000 shares, no par value;

         (2) To amend the Company's 1995 Incentive Stock Option Plan to increase the number of shares that may be issued pursuant to the exercise of options granted thereunder to the lesser of eight percent (8%) of the common stock then outstanding or deemed outstanding or 300,000 shares;

         (3)      To elect ten members to the Board of Directors;

         (4) To consider ratification of the selection of McFarland & Alton, P.S. as the Company's independent auditor of the year-ending December 31, 1996 and any interim period;

         (5) To conduct any other business as may properly come before the meeting or any adjournment(s) thereof.

         Shareholders of record at the close of business April 9, 1996, are entitled to vote at the annual meeting and any adjournment(s) thereof. Whether or not you plan to attend the meeting, please sign, date and return the enclosed proxy in the reply envelope provided. The prompt return of your proxy will assist us in preparing for the meeting.

                                       By Order of the Board of Directors

                                       William C. Dashiell, President

                         UNITED SECURITY BANCORPORATION

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                             To Be Held May 14, 1996

   This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of UNITED SECURITY BANCORPORATION, a Washington corporation (the "Company"), for the annual meeting of shareholders of the Company to be held at 7:00 p.m., local time, on Tuesday, May 14, 1996, and any adjournment(s) or postponement(s) thereof. These proxy materials were first mailed to shareholders on or about April 19, 1996.

   The annual meeting will be held at Quality Inn Oakwood, North 7919 Division, Spokane, Washington. The executive offices of the Company are located at 9506 North Newport Highway, Spokane, Washington 99218-1200.

                               PURPOSE OF MEETING

   The specific proposals to be considered and acted upon at the annual meeting are summarized in the enclosed Notice of Annual Meeting of Shareholders. Each of the proposals is described in more detail in subsequent sections of this Proxy Statement.

                         VOTING RIGHTS AND SOLICITATIONS

   The Company's common stock is the only type of security entitled to vote at the annual meeting. If you were a shareholder of record of common stock of the Company at the close of business on April 9, 1996 (the "record date"), you may vote at the annual meeting. On all matters requiring a shareholder vote at the annual meeting, each shareholder is entitled to one vote, in person or by proxy, for each share of common stock of the Company recorded in his or her name. On the record date, there were 3,332,310 issued and outstanding shares of common stock.

   Pursuant to the Washington Business Corporation Act and the Company's bylaws, the affirmative vote of a majority of the shares present at the annual meeting, in person or by proxy, is required to approve the amendment to the Company's 1995 Incentive Stock Option Plan (Item 2), elect directors (Item 3) and ratify the selection of the Company's independent auditor (Item 4). Amendment of the Company's Articles of Incorporation to increase the number of authorized shares of common stock requires the affirmative vote of two-thirds of the Company's outstanding common stock as of the record date established for the meeting. For purposes of all items to be considered at the annual meeting, abstentions and broker non-votes will be treated as present for purposes of obtaining a quorum at the annual meeting, but will not be counted for or against any of the proposals to be voted upon at the meeting.

   If you are unable to attend the annual meeting, you may vote by proxy. The enclosed proxy card is solicited by the Board of Directors of the Company, and when returned, properly completed, will be voted as you direct on your proxy card. If the card is returned with no instructions on how the shares are to be voted, shares represented by such proxies will be voted FOR election of the director-nominees identified by the Board of Directors (Item 3) and FOR approval of Items 1, 2 and 4.

   You may revoke or change your proxy at any time before it is exercised at the annual meeting. To do this, send a written notice of revocation or another signed proxy bearing a later date to the Secretary of the Company at its principal executive office. You may also revoke your proxy by giving notice and voting in person at the annual meeting.

                              COSTS OF SOLICITATION

   The cost of soliciting proxies will be borne by the Company. In addition, the Company will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding solicitation material to beneficial owners. Proxies may also be solicited personally or by telephone or telegram by certain of the Company's directors, executive officers and regular employees, who will not receive additional compensation therefor. The total cost of proxy solicitation, including the cost of preparing this Proxy Statement, is estimated not to exceed $10,000.

                          THE COMPANY AND SUBSIDIARIES

   As used in this Proxy Statement, the term the "Company" refers to United Security Bancorporation and its operating subsidiaries, United Security Bank ("USB"), Home Security Bank ("HSB"), USB Insurance Agencies, Inc. ("USB Insurance"), USB Leasing, Inc. ("USB Leasing") and USB Mortgage Company, Inc. ("USB Mortgage"). USB and HSB are sometimes collectively referred to in this Proxy Statement as the "Banks."

          [The balance of this page has been intentionally left blank.]

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth, as of April 9, 1996, the names of, and number of shares of common stock held by (i) beneficial owners known to the Company to own more than five percent (5%) of the Company's common stock, (ii) each director and executive officer of the Company and key executive officers of the Company's subsidiaries, and (iii) all directors and executive officers of the Company and key executive officers of the Company's subsidiaries as a group. At such date the number of issued and outstanding shares of common stock of the Company was 3,332,310.

                                  AMOUNT AND NATURE OF
                                  BENEFICIAL OWNERSHIP
          NAME AND                (ALL DIRECT UNLESS             PERCENT
    ADDRESS OF OWNER               OTHERWISE NOTED)              OF CLASS
    ----------------            ----------------------           --------
Robert F. Bauerle (16)                     10,298                   .31%
David C. Blankenship (1)                117,013.5 (2)              3.51%
Errol Brown(16)                             8,389                  0.25%
William C. Dashiell (1)                    44,473 (3)              1.34%
Robert J. Gardner (1)                      16,815 (4)              0.51%
Robert L. Golob (1)                        11,688                  0.35%
Wayne W. Hogue (16)                         5,149 (5)              0.15%
Stanley W. Horton (1)                   121,620.5 (6)              3.65%
James L. Moe (1)                           77,086 (7)              2.31%
Keith P. Sattler (1)                     13,695.1 (8)              0.41%
Dann Simpson (1)                            4,436                  0.13%
Norman J. Traaen (1)                       15,383                  0.46%
Robert L. McKean (9)                        1,864                  0.06%
Jacqueline A. Barnard                       4,923 (10)             0.15%
Chad Galloway (13)                             50                  0.00%
Douglas C. Lukens                        13,126.6 (11)             0.39%
Daniel P. Murray                           10,249 (12)             0.31%
Ron Schutz (14)                                 0                  0.00%
Jeff Verble (15)                            1,100                  0.03%

(All directors and
executive officers
as a group (19 persons)                   477,358.7               14.32%

- -----------------
(1)   Director of the Company

(2)   Includes 13,157 shares held of record by MIW Investments

(3) Includes 13,994 shares allocated to Mr. Dashiell under the Company's employee stock ownership plan, 136 shares held of record for the benefit of Mr. Dashiell's children and 107 shares held of record by Mr. Dashiell's spouse. Mr. Dashiell is the President and Chief Executive Officer of the Company.

(4) Includes 8,318 shares held of record by Gardner Logging and Trucking, Inc. and 1,379 shares held of record by Mr. Gardner's spouse.

(5) Includes 1,800 shares held in trust for the benefit of Mr. Hogue's children.

(6) Includes 19,184 shares held of record by Intermountain Electric, Inc., 19,184 shares held of record by P.K. Contractors, Inc. and 16,469.5 shares held of record by MIW Investments.

(7) Includes 8,520 shares allocated to Mr. Moe under the Company's employee stock ownership plan. Mr. Moe is the President of USB Insurance.

(8) Consists of 4,462 shares held of record by Mr. Sattler's children and 83.1 shares held of record by TIPS.

(9)   Mr. McKean is the President and Chief Executive Officer of USB.

(10) Includes 3,995 shares allocated to Ms. Barnard under the Company's employee stock ownership plan. Ms. Barnard is the Assistant Vice President of the Company.

(11) Includes 7,090 shares allocated to Mr. Lukens under the Company's employee stock ownership plan. Mr. Lukens is the President of HSB.

(12) Includes 7,386 shares allocated to Mr. Murray under the Company's employee stock ownership plan. Mr. Murray is the Senior Vice President-Loan Administrator of the Company and USB.

(13)  Mr. Schutz is the President of USB Leasing, Inc.

(14) Mr. Galloway is the Vice President and Chief Financial Officer of the Company.

(15)  Mr. Verble is the President of USB Mortgage Company, Inc.

(16)  Retired as Directors of the Company effective March 19, 1996.

                        DIRECTORS AND EXECUTIVE OFFICERS

    The names, ages, business experience for at least the last five years and positions of the directors and executive officers of the Company and its subsidiaries, as of April 9, 1996, are set out below. The Company's Board of Directors consists of ten members. All directors serve until the next annual meeting of the Company's shareholders or until their successors are elected and qualified. Officers are appointed by the Board of Directors. There are no family relationships among these officers, nor any arrangements or understandings between any officer and any other person pursuant to which the officer was elected.

Directors of the Company:

  NAME AND POSITION                           AGE          BUSINESS EXPERIENCE
  -----------------                           ---          -------------------
David C. Blankenship                          54           Mr. Blankenship has been a Director of the Company and USB since
Director of the Company, USB,                              1991 and 1990, respectively, and has been a member of the
USB Mortgage, USB Insurance and                            Executive Committee of the Company since 1993. He is the
USB Leasing, and a member of the                           President and owner of Blankenship and Associates, Inc., which
Executive Committee of the Company                         is engaged in the commercial lighting and fixture business, and is also a Director of Playfair Race Course, Inc., RiverPark Properties,
                                                           Inc. and Triple Ten Investments.

William C. Dashiell                           57           Mr. Dashiell has been a Director of the Company, and its President
Director, Chief Executive                                  and Chief Executive Officer since 1985. He has also been a Director
Officer and President of                                   of USB, HSB, USB Insurance, USB Leasing and USB Mortgage
the Company; Director, and                                 since 1974, 1989, 1987, 1985 and 1985 respectively and a member
Chairman of USB, Director of                               of the Executive Committee of USB and the Company since  1974
HSB, USB Insurance, USB Leasing,                           and 1993, respectively.  Mr. Dashiell has been involved in all aspects
USB Mortgage and a member of the                           of the industry for the past 34 years.
Executive Committees of the
Company and USB

Rand Elliott                                  45           Mr. Elliott has been a Director of Home Security since 1995,
Director, Home Security Bank                               and is a proposed Director of the Company for 1996.  Mr. Elliott has been the General Manager and President of The Holiday Inn of Yakima
                                                           since 1977 and is a Board Member of the Yakima Chapter of the
                                                           American Red Cross.  Mr. Elliott currently maintains membership in the Yakima Downtown Rotary Club and Y.M.C.A.

Robert J. Gardner                             56           Mr. Gardner has been a Director of the Company since 1985, and a
Director of the Company,                                   Director of USB, USB Insurance, USB Mortgage and USB Leasing
USB, USB Insurance, USB                                    since 1980, 1987, 1995 and 1995, respectively.  Mr. Gardner is self-
                                                           employed in the logging business and is currently President and principal owner of Gardner Logging and Trucking, Inc. of Chewelah,
                                                           Washington.

Robert L. Golob                               65           Mr. Golob has been a Director of the Company since 1988, and
Director of the Company and HSB                            and a Director of HSB since 1989.  Mr. Golob is employed by Golob
                                                           Dairy, Inc., a family-owned operation based in Granger, Washington and has served as its President since 1980.

                      [Table continued on following page.]

  NAME AND POSITION                     AGE          BUSINESS EXPERIENCE
  -----------------                     ---          -------------------
Stan W. Horton                          53           Mr. Horton has been a Director of the Company since 1985, a
Director of the Company, USB,                        Director of USB since 1982 and a Director of USB Insurance, USB
USB Insurance, USB Leasing, and                      USB Leasing and USB Mortgage since 1987, 1985 and 1985,
USB Mortgage and a member of the                     respectively.  In addition, he has been a member of the Executive
Executive Committee of the Company                   Committee of the Company since 1993.  Since 1968, Mr. Horton has been President of Intermountain Electric, Inc., of Spokane. He is
                                                     also a Director of P.K. Contractors, Inc., Playfair Race Course, Inc.,
                                                     Holland Road Properties, Inc., Riverpark Properties, Inc. and Triple
                                                     Ten Investments.

James L. Moe                            45           Mr. Moe has been a Director of the Company and USB Insurance
Director of the Company and USB                      since 1992 and 1990, respectively, and has been President of USB
Insurance, and a member of the                       Insurance since 1990 and a member of the Executive Committee of
Executive Committee of the Company                   the Company since 1993.  Prior to such time, Mr. Moe, owned and operated James L. Moe Insurance Company, Colville, Washington,
                                                     which was acquired by the Company (through its USB Insurance subsidiary) in 1990.

Keith P. Sattler                        52           Mr. Sattler has been a Director of the Company, HSB, USB
Director of the Company, HSB,                        Mortgage and USB Leasing since 1993, 1993, 1995 and 1995,
USB Mortgage and USB Leasing, and                    respectively and a member of the Executive Committee of the
a member of the Executive Committee                  Company since January 1994.  He is a certified public accountant
of the Company.                                      and principal in the Prosser, Washington accounting firm of Sattler and Heslop. Mr. Sattler is currently a Director of the Lower Valley
                                                     Holding Corp. and the Sunnyside Housing Authority.

Dann Simpson                            62           Mr. Simpson has been a Director of the Company since
Director of the Company, USB                         1985, a Director of USB and USB Insurance since 1974 and
and USB Insurance, and a member                      1985, respectively, and a member of the Executive Committee
of the Executive Committee of                        of the Company since 1993.  From 1986 to 1990, Mr. Simpson was
the Company                                          controller of Nelson Landscape Services, Inc., and from 1990 to 1993 was business manager of Stevens County Counseling Services.  Prior to 1986, he was a practicing accountant.

Norman J. Traaen                        75           Mr. Traaen has been a Director of the Company since 1985
Director of the Company, USB,                        and a Director of USB, USB Mortgage and USB Leasing, since
USB Mortgage and USB Leasing.                        1974, 1985 and 1995 respectively.  From 1965 until his retirement in
                                                     1972 Mr. Traaen owned and operated an auto parts store. He is also active in commercial and residential real estate investing.

Directors or Executive Officers
  of Subsidiaries:

  NAME AND POSITION                     AGE          BUSINESS EXPERIENCE
  -----------------                     ---          -------------------
Daniel P. Murray                        48           Mr. Murray has been a Director of USB since 1990, and
Senior Vice President-Loan                           from 1990 to March of 1995 he was its President.  From 1985
Administrator of the Company                         to 1990 was Vice President and Credit Administrator of
and USB, and a Director                              Valley Bank in Mount Vernon, Washington.  Mr. Murray is
of USB                                               a Director and past president of the Chewelah Valley Lions Club.

                       [Table continued on following page]

  NAME AND POSITION                     AGE          BUSINESS EXPERIENCE
  -----------------                     ---          -------------------
Robert L. McKean                        43           Mr. McKean was appointed Vice President of the Company
Vice President of the Company                        and President, Chief Executive Officer and a Director of
and President, Chief Executive                       USB on March 14, 1995. From 1993 until joining USB, he
Officer and a Director of USB                        was a senior vice president, retail banking and manager of a 66-
                                                     branch region of Banc One in Cleveland, Ohio, and from 1975 to
                                                     1993, held various positions with Seattle-First National Bank, most recently as Regional Vice President for the Central Region. Mr.
                                                     McKean is a 1986 graduate of the University of Washington's Pacific
                                                     Coast Banking School and a 1982 graduate of Washington State
                                                     University's Northwest Agricultural Credit School.

Douglas C. Lukens                       52           Mr. Lukens has been President of HSB since 1989.  During 1987
President and Director of HSB                        Mr. Lukens was employed by the Bank of Wallowa County of
                                                     Wallowa County (Oregon).  He is currently a Director of
                                                     the Southeast Washington Development Association and the
                                                     Washington Independent Community Bankers Association.

Ronald E. Schutz                        46           Mr. Schutz has been President of USB Leasing since 1995.  Mr.
Vice President of the Company and                    Schutz has past experience in commercial banking and equipment
President of USB Leasing                             leasing.  Mr. Schutz holds an M.B.A. in General Management from
                                                     City University and a B.A. in Economics from Western Washington
                                                     University.

Jeffrey S. Verble                       38           Mr. Verble has been President of USB Mortgage Company since
Vice President of the Company and                    1995.  Mr. Verble was previously self-employed as a
President of USB Mortgage                            builder/developer.  Mr. Verble also has eight years of experience as a mortgage lender. Mr. Verble holds an B.A. in Industrial Technology from Eastern Washington University.

Phillip B. Anderson                     56           Mr. Anderson has been Vice President of USB Insurance
Vice President of USB Insurance                      since 1990, and from 1985 to 1990 was employed in various
                                                     capacities by James L. Moe Insurance Agency, Inc. Mr. Anderson is
                                                     currently a Director of both the Mount Carmel Hospital Foundation and Dominican Health Services.

Jacqueline A. Barnard                   38           Ms. Barnard has been Secretary and Treasurer of the
Assistant Vice President,                            Company, USB Insurance and USB Leasing since 1991.
Secretary and Treasurer of                           Since 1978, Ms. Barnard has served in various
the Company; Secretary and                           capacities with the Company, most recently as Assistant Vice
Treasurer of USB Insurance                           President.
and USB Leasing; Vice President,
Secretary and Treasurer
of USB Mortgage

          [The balance of this page has been intentionally left blank]

                             EXECUTIVE COMPENSATION

    Summary Compensation Table. The following table discloses compensation received by the Company's Chief Executive Officer, its Senior Vice President-Loan Administrator and the President of USB Insurance Agencies, Inc. for the years ended December 31, 1995, 1994 and 1993. No other executive officer of the Company or any of its subsidiaries received annual compensation in excess of $100,000 for such years.

                            ANNUAL COMPENSATION                                       LONG-TERM COMPENSATION
- --------------------------------------------------------------------  ----------------------------------------------------
                                                          OTHER        DOLLAR VALUE    SECURITIES          ALL OTHER
       EXECUTIVE                                          ANNUAL      OF RESTRICTED    UNDERLYING       LTIP     COMPEN-
        OFFICER           YEAR    SALARY     BONUS    COMPENSATION(1) STOCK AWARDS    OPTIONS/SARS(2)  PAYOUTS   SATION(3)
  ------------------      ----    ------     -----    --------------- --------------- ------------    --------   ---------
William C. Dashiell       1995   $109,920   $54,329       $9,350              -          $5,627          -       $51,157
President and Chief       1994    102,216    52,522        4,268              -               -          -        25,579
  Executive Officer       1993     97,357    40,437        5,149              -               -          -             -

Daniel P. Murray          1995   $ 73,500   $42,418       $4,600              -          $3,584          -             -
Senior Vice President-    1994     70,008    40,259        4,268              -               -          -             -
  Loan Administration     1993     61,949    24,235        4,019              -               -          -             -
  of the Company and
  USB, and a Director
  of USB

James L. Moe              1995   $ 86,587   $30,699            -              -          $4,545          -         2,400
President &               1994     86,796    27,414            -              -               -          -         1,800
  Director USB            1993     79,769    15,040            -              -               -          -             -
  Insurance,
    Director of the
    Company

Robert I. McKean          1995   $ 64,086   $29,762       $3,800              -          $4,095          -             -
President &               1994          -         -            -              -               -          -             -
  Director of USB         1993          -         -            -              -               -          -             -

Douglas C. Lukens         1995   $ 75,000   $21,237       $3,775              -          $3,694          -             -
President of HSB          1994     70,397         -        2,625              -               -          -             -
                          1993     68,700     9,727        2,725              -               -          -             -








Stock Options. Options were granted to directors and executive officers during the year ended December 31, 1995, totaling 83,840 shares.

Directors' Compensation. Directors of the Company receive $300 for each meeting of the board of directors attended, and members of the executive committee of the board receive $200 per meeting attended. During the year ended December 31, 1995, the Company paid total directors' fees of $19,600 pursuant to such arrangements.

          [The balance of this page has been intentionally left blank]

   --------

   (1) Represents Director Fees paid during the year

   (2) Represents the value attributed to the named executive officers during the year pursuant to the stock options granted. The value of the options represent the difference between the option price and the fair market value at year end 1995.

   (3) Represents the value attributed to the named executive officer during the year pursuant to agreements entered into between USB and such officers as part of USB's salary continuation plan.

 Certain directors of the Company are also directors or executive officers of the Company's subsidiaries or members of various committees of the Company's board of directors, and receive fees for meetings attended in such capacities. During the year ended December 31, 1995, USB paid directors $300 for each board of directors meeting attended and $100 for each committee meeting attended. During the same period, HSB paid directors $200 for each board of directors meeting attended and $50 for each committee meeting attended. USB Insurance, USB Leasing and USB Mortgage currently do not pay directors' fees.

  Description of Salary Continuation Agreements. Both USB and HSB maintain salary continuation plans for the benefit of certain of their directors, executive officers and other key employees. The plans became effective in early 1994 and provide for monthly payments to such persons, or their designated beneficiaries, for a period of ten years following retirement at age 65, or death prior to retirement. Amounts payable to eligible participants are determined by reference to such person's base salary as of the date of each such person's agreement under the plans (and, in the case of directors who are not also executive officers, the amount of directors' fees paid to such person at such time), and range from 40% to 60% of such base salary or fees, and may be adjusted in each year to compensate for increases in the cost of living.

  The plans are generally available to most directors, executive officers and other key employees of USB and HSB, and vest according to years of service. Persons employed by the Banks for at least six continuous years prior to the effective date of the plans are deemed vested with respect to 20% of the salary continuation benefits available to them, and become vested in an additional 20% of such benefits for each succeeding year of employment thereafter until the employee becomes fully vested. Eligible persons employed by the Banks for at least ten continuous years prior to the effective date of the plans are deemed fully vested.

  USB's and HSB's obligations under the salary continuation plans are funded by prepaid policies of universal life insurance covering the lives of the plan participants. These policies were purchased by USB and HSB in 1994, at an aggregate cost of approximately $1,913,030.

  As of December 31, 1995, the salary continuation plan in effect at USB covered ten individuals, six of whom were fully vested and four of whom were not vested. The plan in effect at HSB at such date covered eight individuals, none of whom were fully vested, five of whom were only partially vested, and three of whom were not vested.

  Description of Employee Stock Ownership Plan. The Company maintains an employee stock ownership plan and trust, known as the United Security Bancorporation Employee Stock Ownership Plan, for the benefit of its and its subsidiaries' employees. The plan became effective January 1, 1989, and is intended to enable participating employees to share in the growth and prosperity of the Company and thereby accumulate capital for retirement needs. The plan is qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended, as a stock bonus plan. Employees of the Company or its subsidiaries who are 21 years of age or older become eligible for participation in the plan in any plan year after 1,000 hours or more of service.

  The Company makes annual contributions to the trust created under the plan (for which the Company receives a deduction) and the trust invests such contributions and trust earnings in common stock of the Company. Contributions to the plan in each of the years ended December 31, 1995, 1994 and 1993 were $146,000, $122,300 and $117,500.

  At December 31, 1995, the plan owned 136,429 shares of common stock of the Company, representing approximately 4.06% of the then outstanding shares. At such date, the plan had no outstanding debt.

          [The balance of this page has been intentionally left blank.]

  Description of Incentive Stock Option Plan. The Company presently maintains one stock option plan, known as the 1995 Incentive Stock Option Plan. The Plan was adopted by the board of directors on March 14, 1995 and by the shareholders on May 24, 1995, and provides for the issuance of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and options that are not qualified under the Code. Key individuals of the Company and its subsidiaries (including directors, executive officers who are also employees, and advisors or consultants to the Company) are eligible to receive grants of options. The plan is administered by a Compensation Committee of the Board of Directors, whose members are entitled to receive awards of options if and when granted by an independent executive remuneration committee. Up to 200,000 shares of the Common Stock of the Company or shares representing eight percent (8%) of the Common Stock of the Company from time-to-time outstanding, whichever is less, are available for issuance in the form of options under the plan.

  As is described in Item 2 of this Proxy Statement, the board of directors has approved and is recommending to the shareholders and amendment to the Plan increasing the number of shares that may be issued pursuant to the exercise of options granted thereunder to the lesser of eight percent (8%) of the common stock of the Company from time-to-time outstanding or deemed outstanding, or 300,000 shares.

  The Compensation Committee has authority with respect to the grant of options to all eligible participants in the plan. The plan provides that the Compensation Committee may consider but shall not be bound by the recommendations of management or the board of directors of the Company in exercising its duties under the plan.

  The exercise price of an incentive stock option granted under the plan may not be less than one hundred percent of the fair market value of the Company's Common Stock on the date the option is granted, as determined by reference to the average of the bid and asked prices of the Common Stock of the Company as of the date of grant. The aggregate fair market value, on the date of grant, of the stock for which incentive stock options are exercisable for the first time by an employee during any calendar year may not exceed $100,000.

  The Compensation Committee may, in its discretion, place limits on the number of shares of Common Stock subject to any option award that can be exercised in any given calendar year. Payment of the exercise price of an option must be made in cash, unless the Compensation Committee determines otherwise. Options may be subject to such additional or different terms and conditions not inconsistent with the plan as are prescribed by the compensation committee.

  In the event of a change in control of the Company (as defined in the plan), or if the Company enters into, or the board of directors proposes that the Company enter into, a reorganization event (as defined in the plan), the Compensation Committee may take such action and make such adjustments with respect to the options as it deems appropriate including: in the case of a change of control, providing that all options shall become immediately exercisable, or providing for cash payment to the optionee upon surrender of his or her options; and in the case of a reorganization event or proposed reorganization event, providing that options will be terminated or canceled if not exercised within a certain period, advancing the date on which outstanding options will be exercisable or providing for cash payment to an optionee upon the surrender of his or her options.

  The plan may be amended at any time and from time to time by the Board of Directors, but no amendment which materially increases the benefits accruing to an optionee, materially increases the maximum aggregate number of shares of Common Stock of the Company which may be issued pursuant to the plan or materially modifies the eligibility requirements of the plan will be effective unless approved by the shareholders of the Company. No amendment may alter or impair any of the rights or obligations of any person under any option granted under the plan without the optionee's consent.

  Options have been granted under the plan as of the date of this Proxy Statement to directors and executive officers. The total number of shares issued in the form of options was 83,840.


Name of Owner           No. of Shares          % of Total       Price            Expiration Date
- -------------           -------------          ----------       -----            ---------------
William C. Dashiell         14,808               17.66%         $12.12             5-23-05
Daniel P. Murray             9,432               11.25%         $12.12             5-23-05
James L. Moe                11,960               14.26%         $12.12             5-23-05

              RELATED PARTY TRANSACTIONS AND BUSINESS RELATIONSHIPS

  Loans to Affiliates. Some of the Company's directors and executive officers were customers of the Banks during the fiscal years ended December 31, 1995, 1994 and 1993 and had transactions with such Banks in the ordinary course of business. In addition, some of the Company's directors and executive officers are officers, directors or shareholders of corporations or members of partnerships which were customers of the Banks during the fiscal years ended December 31, 1995, 1994 and 1993, and had transactions with such Banks in the ordinary course of business. All loans included in such transactions were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than any normal risk of collectibility or present other unfavorable terms. The aggregate dollar amounts of these loans were $7,976,000 at December 31, 1995, $4,845,881 at December 31, 1994 and $2,993,759 at December
31, 1993. During the year ended December 31, 1995, $11,082,000 of new related party loans were made. Repayments and adjustments of related party loans during such year aggregated $7,952,000.

  Insurance Agency Payments. During the year ended December 31, 1995, USB Insurance received commissions aggregating $35,878 in connection with the purchase by USB and HSB of universal life insurance policies on the lives of certain of their directors and executive officers. Such policies are designed to fund USB's and HSB's obligations under the salary continuation agreements described elsewhere in this Proxy Statement that were entered into with such persons in 1995.

                       SECTION 16(a) REPORTING OBLIGATIONS

  Based solely on its review of copies of reports made pursuant to Section 16(a) of the Securities Exchange Act of 1934 and related regulations, the Company believes that during the year ended December 31, 1995 all filing requirements applicable to its directors, executive officers and 10% shareholders were satisfied.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

  The consolidated financial statements of the Company for the years ended December 31, 1995, 1994 and 1993 appearing in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1995 are hereby incorporated by reference in this Proxy Statement. A copy of the Company's Annual Report on Form 10-KSB can be obtained free of charge from the Company by writing to Jacqueline
A. Barnard, Secretary, United Security Bancorporation, 9506 North Newport Highway, Spokane, Washington 99218-1200.

          [The balance of this page has been intentionally left blank.]

            ITEM NO. 1 -- AMENDMENT TO THE ARTICLES OF INCORPORATION

    On March 29, 1996, the Board of Directors of the Company adopted a resolution to submit to the shareholders an amendment to the Articles of Incorporation that would increase the authorized shares of common stock from 5,000,000 shares, no par value, to 15,000,000 shares, no par value. There are currently issued and outstanding 3,332,310 shares of the Company's common stock.

    The board of directors is recommending the adoption of the proposed amendment to the Articles of Incorporation in order to provide the Company with maximum flexibility in its ability to issue future stock dividends, to accommodate any future stock splits, make future acquisitions, or raise additional capital, and provide for stock options. At the present time no specific plans have been formulated to raise additional capital or to make any acquisitions and no plans have been made to issue any additional common stock.

    The affirmative vote of two-thirds of the shares of common stock outstanding as of the record date for the annual meeting, is required to amend the Articles of Incorporation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE
ARTICLES OF INCORPORATION.

           ITEM NO. 2 -- APPROVAL OF AMENDMENT TO 1995 INCENTIVE STOCK
                                   OPTION PLAN

    At the annual meeting, the shareholders will be asked to consider and approve an amendment to the Company's 1995 Stock Option Plan (the "Plan") , previously approved by the shareholders.

    The Plan, as previously approved provides that "up to 200,000 shares of common stock of the Company or eight percent (8%) of the common stock of the Company from time-to-time outstanding, whichever is less, are available for issuance in the form of Options under the Plan."

    The proposed amendment would increase the number of shares available under the Plan to the lesser of eight percent (8%) of the common stock of the Company from time-to-time outstanding or deemed outstanding, or 300,000 shares.

    Requisite Approval. Approval of Item 2 requires the affirmative vote of a majority of the shares of stock of the Company present at the annual meeting, in person or by proxy.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR AMENDMENT OF
                           THE 1995 STOCK OPTION PLAN.

                       ITEM NO. 3 -- ELECTION OF DIRECTORS

    At the annual meeting, ten directors are to be elected, each to serve until the next annual meeting of shareholders and until their successors are elected and qualified.

    Unless authority to vote is withheld on a proxy, proxies in the form enclosed will be voted FOR the director nominees identified below. If any nominee is not available for election (a contingency which the Company does not now foresee), it is the intention of the Board of Directors to recommend the election of a substitute nominee, and proxies in the form enclosed will be voted FOR the election of such substitute nominee unless authority to vote such proxies in the election of directors has been withheld.

                       NOMINEES TO THE BOARD OF DIRECTORS

                NAME                    AGE          DIRECTOR SINCE
                ----                    ---          --------------
         David C. Blankenship           54               1991
         William C. Dashiell            57               1985
         Rand Elliott                   45               1996
         Robert J. Gardner              56               1985
         Robert L. Golob                65               1988
         Stan W. Horton                 53               1985
         James L. Moe                   45               1992
         Keith P. Sattler               52               1993
         Dann Simpson                   62               1985
         Norman J. Traaen               75               1985

   The business experience for the past five years of all nominees is set forth in the discussion of directors and executive officers, at pages 4 through 6 of this Proxy Statement.

   The affirmative vote of a majority of the shares present at the annual meeting, in person or by proxy, and assuming a quorum is present, is required to elect the directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOREGOING NOMINEES TO
                             THE BOARD OF DIRECTORS.

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                                       12

                ITEM NO. 4 -- RATIFICATION OF INDEPENDENT AUDITOR

   The firm of McFarland & Alton, P.S., independent certified public accountants, whose address is 1800 Seafirst Financial Center, Spokane, Washington 99201, has been selected by the Board of Directors to serve as the independent auditor of the Company for the year ended December 31, 1996 and any interim period. The firm is experienced in the field of public company and financial institution accounting, and has served as auditor of the Company since 1989. Representatives of McFarland & Alton, P.S. will be present at the annual meeting to respond to questions of the shareholders.

   Ratification by the shareholders of the Company's independent auditor is not required under Washington corporate law. The Board of Directors believes, however, that the selection of an auditor is an important matter and that the shareholders of the Company are entitled to approve or disapprove the Board's choice of auditor through ratification. The affirmative vote of a majority of the issued and outstanding shares of common stock present at the annual meeting, in person or by proxy, is required to ratify the selection of an auditor. If the Board of Directors' selection is not ratified, the Board will determine whether the auditor should be replaced.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF
          MCFARLAND & ALTON, P.S. AS THE COMPANY'S INDEPENDENT AUDITOR.

                           1996 SHAREHOLDER PROPOSALS

   Shareholder proposals intended to be considered at the 1996 annual meeting of shareholders must be received by the Company no later than November 15, 1996. Such proposals may be included in next year's proxy statement if they comply with rules and regulations promulgated by the Securities and Exchange Commission.

                                   CONCLUSION

   It is important that proxies be returned promptly. Shareholders are requested to vote, sign, date and promptly return the proxy in the enclosed self-addressed envelope.

   The Board of Directors knows of no other matters which may be presented for shareholder action at the annual meeting. If other matters do properly come before the meeting, it is intended that the persons named in the proxies will vote on such proposals according to their best judgment.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Jacqueline A. Barnard

April 9, 1996                          Jacqueline A. Barnard, Secretary

PROXY                    ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                         UNITED SECURITY BANCORPORATION
                                  MAY 14, 1996

         The undersigned hereby constitutes and appoints William C. Dashiell, Dann Simpson and Jacqueline A. Barnard, and each of them, the undersigned's attorney-in-fact and proxy to vote all of the shares of common stock of United Security Bancorporation (the "Company") owned of record by the undersigned on April 9, 1996 at the annual meeting of shareholders of the Company to be held on May 14, 1996 or any adjournment(s) or postponement(s) thereof.

             UNLESS OTHERWISE INDICATED, THE SHARES OF COMMON STOCK
                   OWNED BY THE UNDERSIGNED WILL BE VOTED FOR
                               ITEMS 1,2,3 AND 4.

ITEM 1.  AMENDMENT TO ARTICLES OF INCORPORATION

                    / / FOR / / AGAINST / / ABSTAIN

To increase the number of authorized shares from 5,000,000, no par value, to 15,000,000, no par value.

ITEM 2.  AMENDMENT OF 1995 STOCK OPTION PLAN

                    / / FOR / / AGAINST / / ABSTAIN

To amend the Company's 1995 Incentive Stock Option Plan to increase the number of shares that may be issued pursuant to the exercise of options granted thereunder to the lesser of eight percent (8%) of the common stock then outstanding or deemed outstanding or 300,000 shares.

ITEM 3.  ELECTION OF DIRECTORS

                    / / FOR / / AGAINST / / ABSTAIN

With respect to the election of the following director-nominees:

David C. Blankenship                        William Dashiell
Robert J. Gardner                           Rand Elliott
Robert L. Golob                             Stan W. Horton
James L. Moe                                Keith P. Sattler
Dann Simpson                                Norman J. Traaen

ITEM 4:  RATIFICATION OF AUDITOR

                    / / FOR / / AGAINST / / ABSTAIN

Ratification of McFarland & Alton, P.S. as the Company's independent auditor for the year ending December 31, 1996 and any interim period.